Acquisition	12 Months Ended
Dec. 31, 2017
Acquisition [Abstract]
ACQUISITION
NOTE 3:-	ACQUISITION

On July 1, 2016 (the “Closing Date”), the Company, through its wholly owned subsidiary Kornit Digital North America Inc., acquired the digital direct to garment printing assets of SPSI Inc., a North American distributor and service provider for graphic arts, printing and garment decoration solutions. Under the related acquisition agreement, the total consideration of $11,443 is composed as follows:

$9,206 in cash paid on the Closing Date, of which $741 was held in escrow for twelve to eighteen months following the Closing Date.

Milestone-based contingent payments in a total of up to $2,700 payable in 2016, 2017 and 2018. The milestone-based contingent payments are subject to the acquired business territory meeting revenues targets in 2016, 2017 and 2018 as described at the asset purchase agreement. These milestone-based contingent payments were measured at fair value at the Closing Date and recorded as a liability on the balance sheet in the amount of $2,237 ($2,470 and $1,234 as of December 31, 2016 and 2017, respectively).

In addition, the Company incurred acquisition-related costs in a total amount of $493, which are included in general and administrative expenses. Acquisition-related costs include legal, accounting, consulting fees and other external costs directly related to the acquisition.